Jack Cassidy President and CEO October 5, 2004 Exhibit 99.1

"Safe Harbor" Statement Certain of the statements and predictions contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. In particular, any statements, projections or estimates that include or reference the words "believe," "anticipates," "plans," "expects," "will," or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act. Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including but not limited to, Cincinnati Bell's ability to maintain its market position in communications services, including for wireless, wireline and internet services, general economic trends affecting the purchase or supply of telecommunication services, world and national events that may affect the ability to provide services, changes in the regulatory environment, any rulings, orders or decrees that may be issued by any court or arbitrator, restrictions imposed under our varous credit facilities and debt instruments, and Cincinnati Bell's ability to develop and launch new products and services. More information on potential risks and uncertainties is available in the company's recent filings with the Securities and Exchange Commission, including Cincinnati Bell's annual Form 10-K report, Quarterly Form 10-Q reports, Forms 8-K, and Forms S-4 and S-3 Registration Statements. The forward-looking statements included in this presentation represent the company's estimates as of the date on first slide of the presentation. The company anticipates that subsequent events and developments will cause its estimates to change.

Key Points of Today's Discussion Cincinnati Bell has a strong, top-performing local franchise Bundling is the key to protecting and growing the franchise Cincinnati Bell has solid free cash flow to reduce net debt, which builds shareholder value Wireless and DSL are the growth services in the bundle; growth requires some investment

Key facts about Cincinnati Bell

- ~$1.2 billion in sales, ~$300 million in OI
- ~980K access lines in SW Ohio, N Kentucky and SE Indiana
- ~495K wireless subscribers in Greater Cincinnati and Dayton
- High penetrations of key services such as VAS, LD, Wireless and DSL
- 88% of access lines are DSL enabled
- 100% digital switching network

Cincinnati Bell

We have grown core revenue 56% and more than doubled operating income in 5 years... 1998 1999 2000 2001 2002 2003 Operating Income 140.5 161.5 234.7 300.5 356.1 362.8 Revenue 591.9 708.5 796.3 837.5 809.9 780.4 $ in Millions Includes Cincinnati Bell Telephone, Cincinnati Bell Wireless, Cincinnati Bell Any Distance and Cincinnati Bell Public Communications (excludes Corporate and BRCOM)

....with steady reduction in headcount... 2000 2001 2002 2003 2Q04 Employee Count 3275 3199 2979 2827 2851 Includes Local, Wireless and Other segments (excludes Corporate, Broadband and Hardware and Managed Services) 13% decline over 3.5 years

....and superior capital efficiency... 2000 2001 2002 2003 1H04 Local 157.4 121.3 80.3 81 41.2 Wireless 84.2 52 29.5 40.2 15.5 Other 0.8 2 0.9 0.9 4.2 $ in Millions 23% 9% 15% Capex / Revenue Local Wireless Wireless 11% Local Local Local Wireless Includes Local, Wireless, Hardware and Managed Services and Other segments (excludes Corporate and Broadband). The company expects capex for 2004 to be 10-12% of revenue. Wireless 10% Wireless Local

....while providing outstanding customer service. Six J.D. Power and Associates Awards in Three Years

BLS SBC VZ CBB UNE-P Lines as % of Total Access Lines 0.124 0.132 0.11 0 2Q04 UNE-P Lines as % of Total Access Lines No lines have been lost to UNE-P to date. Source: Bear Stearns, August 2004

Revenue per access line is best among diversified telcos... Source: Bear Stearns, August 2004, company reports. Includes local and long distance revenue for all companies SBC VZ BLS AT CBB Wireline Revenue per Access Line 4Q03 172 177 198 199 209 2Q04 Wireline Revenue Per Access Line

% Added 1H04 % Total Penetration CBB 2 10.17 BLS 1.3 6.16 SBC 1.6 6.43 Q 1.5 3.93 VZ 1.2 4.18 AT 1.4 4.94 CTL 1.1 3.5 CZN 1.9 5.05 FON 1.1 3.84 CBB Best YTD Growth CBB Best Penetration ....as is DSL penetration and growth. Source: Company Reports

Source: Company reports. SBC VZ BLS CBB Operating Margin 0.104 0.148 0.259 0.373 2Q04 Operating Margin LEC operating margin is far better than the RBOCs...

Source: Company reports. Includes In-territory and Out-of-territory lines. SBC VZ BLS CBB Access Line Decline -0.04 -0.042 -0.036 -0.021 2Q04 YOY Access Line Decline ....as is access line decline.

DSL and out-of-territory gains offset in-territory decline. In-territory line decline Out-of- territory line increase Total line decline 1,500 9,300 7,800 DSL increase 7,000 0 5,500 Gain in net landline connections 2Q04 Sequential change in access lines and DSL subscribers Source: Company reports.

Overview of Cincinnati Bell's Strategy Reduce net debt; builds shareholder value Protect and grow the franchise through bundling Reduce expense in the core businesses to maintain margins

Net debt reduction is central to CBB's value creation strategy

$ in Millions

2004 Estimated Cash Flow and Net Debt Reduction


~485-505
~$115-135
Capex
~$170
Cash Interest and Preferred Dividends
~$25-40
BRCOM Liabilities
~$5
Cash Tax
~$160
Cash Flow
~$20
PIK and Amortization
~$140
Adjusted OI plus D&A
2004 Reduction in Net Debt

See company disclosures regarding cash flow and net debt at the end of this presentation

Cincinnati Bell

2005 and 2006 offer substantial opportunities to further improve debt reduction capacity and cash flow Total estimate of remaining BRCOM liabilities is ~$50M at 2Q04. Estimated cash outflow for 2004 is $25-40M. Cash outflow in 2006 will likely be lower than in 2004 and 2005 and will eventually be zero. 16% Mezzanine Notes are callable in March 2006 at 108 ($426M). The company's primary objective is to refinance, which at current long-term interest rates would decrease the 16% interest rate by at least half. On the other hand, cash outflow for interest on the 8.375% Senior Subordinated Notes will be ~$15M higher in 2005 and beyond than in 2004.

CBB is an attractive holding for the value investor AT SBC VZ BLS CBB FCF Yield 0.08 0.086 0.094 0.102 0.155 Free Cash Flow Yield* * CBB FCF yield equals 2004 estimated net debt reduction (~$140 million) divided by market cap 2004 Cash Flow Estimates (Source: Merrill Lynch); Closing Share Prices 09.01.04

Bundling is Cincinnati Bell's key marketing strategy: both an offensive and a defensive strategy Bundling drives Household ARPU Increases the penetration of wireless and DSL Marketing to the individual household helps avoid rate regression Bundling reduces future customer acquisition expense Drives churn lower Higher DSL penetration reduces risk of access line loss to VOIP Offense Defense

Bundling aids the attainment of superior penetration of key services. 98% 47% 73% 46% 26% 12% Annual Access Line Retention Consumer VAS Bundle Penetration Consumer LD Share Business LD Share Wireless Share DSL Total Penetration DSL Consumer Penetration 17% Figures are for 2Q04

Accelerated DSL growth linked to the bundle 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 Net DSL Activations 5989 4698 2309 2994 4000 8357 4111 5315 6959 10867 7001 Custom Connections Launch DSL Net Activations "You Add, We Subtract" and 3Mbps launch

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 Revenue Per Household 72.31 74.31 73.97 73.39 74.57 75.98 Revenue Per Household Customer retention and greater penetration have increased Revenue per Household 3% 2% Y/Y growth In-territory measure $72 $74 $74 $73 $75 $75

Agreement with Cingular and AWE is positive for Cincinnati Bell, Inc. 50 percent reduction in roaming expense (which was $33M in 2003) offsets loss of substantially all roaming revenue (which was $17M in 2003). Impact is neutral to recurring operating income. Put/call structure yields time to hold strategic discussions with Cingular. Put/call structure preserves cash flow until September 2005. $83M put/call price is an outstanding value (~5 times EBITDA).

Key Points of Today's Discussion Cincinnati Bell has a strong, top-performing local franchise Bundling is the key to protecting and growing the franchise Wireless and DSL are the growth services in the bundle; growth requires some investment Cincinnati Bell has solid free cash flow to reduce net debt, which builds shareholder value

Use of Non-GAAP Financial Measures The company has presented certain information regarding net debt in the preceding discussion because the company believes net debt provides a useful measure of a company's liquidity and financial health. Net debt is defined by the company as the sum of short-term and long-term debt, in addition to BRCOM preferred stock (as applicable), offset by cash and cash equivalents. A detailed reconciliation of the company's net debt to comparable GAAP financial measures is given in the attached financial information and is posted on the company's website at www.cincinnatibell.com, under the Investor Relations tab. The company has also presented certain information regarding cash flow in the preceding discussion because the company believes cash flow provides a useful measure of a company's operational performance, liquidity and financial health. Cash flow is defined by the company as SFAS 95 cash provided by (used in) operating, financing and investing activities, less changes in restricted cash in operating activities, issuance and repayment of long-term debt in financing activities, short-term borrowings (repayments) in financing activities and proceeds from the sale of discontinued operations and assets in investing activities. Cash flow should not be considered as an alternative to net income (loss), operating income (loss), cash flow from operating activities, or the change in cash on the balance sheet and may not be comparable with cash flow as defined by other companies. A detailed reconciliation of the company's cash flow to comparable GAAP financial measures is given in the attached financial information and is posted on the company's website at www.cincinnatibell.com, under the Investor Relations tab. These non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. They are presented because Cincinnati Bell Inc. management uses this information when evaluating the company's results of operations and cash flow and believes that this information provides the users of the financial statements with additional and useful comparisons of the company's current results of operations and cash flows with past and future periods.